UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2022

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 28, 2022, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders. The shareholders (i) elected all eleven nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

1.The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
M. Shawn Bort	156,850,232	10,548,772	455,952	17,808,456
Theodore A. Dosch	166,629,201	772,036	453,719	17,808,456
Alan N. Harris	166,398,133	1,003,551	453,272	17,808,456
Frank S. Hermance	162,662,343	4,724,705	467,908	17,808,456
Mario Longhi	165,823,207	1,571,597	460,152	17,808,456
William J. Marrazzo	165,293,666	2,085,190	476,100	17,808,456
Cindy J. Miller	166,338,955	1,076,110	439,891	17,808,456
Roger Perreault	166,294,513	1,090,286	470,157	17,808,456
Kelly A. Romano	166,104,537	1,305,265	445,154	17,808,456
James B. Stallings, Jr.	164,422,228	3,096,483	336,245	17,808,456
John L. Walsh	158,471,403	8,997,240	386,313	17,808,456

2.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
158,508,542	8,470,222	876,192	17,808,456

3.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
184,101,221	1,058,181	504,010	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

February 2, 2022	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary